UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 15, 2019

FS Energy and Power Fund

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	814-00841 (Commission File Number)	27-6822130 (I.R.S. Employer Identification No.)

201 Rouse Boulevard Philadelphia, Pennsylvania (Address of principal executive offices)	19112 (Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐      Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On October 15, 2019, FS Energy and Power Fund (the “Company”) and Gladwyne Funding LLC, a wholly-owned, special-purpose financing subsidiary of the Company, entered into an Amendment No. 2 to Credit Agreement (the “Amendment”) amending the term loan facility originally entered into on April 19, 2017 (the “Credit Agreement”), with Goldman Sachs Bank USA, as sole lead arranger, sole lender and administrative agent, Citibank, N.A., as collateral agent, and Virtus Group, LP, as collateral administrator.  The Amendment extended the maturity date of the Credit Agreement from October 15, 2019 to November 15, 2019.

The foregoing description of the Amendment as set forth in this Item 1.01 is a summary only and is qualified in all respects by the provisions of the Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

            (d)  Exhibits.

EXHIBIT NUMBER	DESCRIPTION
10.1

Amendment No. 2 to Credit Agreement, dated as of October 15, 2019, among Gladwyne Funding LLC, as borrower, FS Energy and Power Fund, as equity holder and investment manager, Goldman Sachs Bank USA, as sole lead arranger, sole lender and administrative agent, Citibank, N.A., as collateral agent, and Virtus Group, LP, as collateral administrator.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS Energy and Power Fund

Date: October 17, 2019	By:	/s/ Stephen S. Sypherd
	Name:	Stephen S. Sypherd
	Title:	General Counsel and Secretary

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
10.1

Amendment No. 2 to Credit Agreement, dated as of October 15, 2019, among Gladwyne Funding LLC, as borrower, FS Energy and Power Fund, as equity holder and investment manager, Goldman Sachs Bank USA, as sole lead arranger, sole lender and administrative agent, Citibank, N.A., as collateral agent, and Virtus Group, LP, as collateral administrator.